OTHER RECEIVABLES, NET (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Other Receivables Net
Deposit for business acquisitions	$ 11,960,764	$ 12,139,263
Deposit for set-up of research center	83,468	84,714
Others	5,646,585	5,439,957
Allowance for expected credit loss	(13,987,956)	(13,481,228)
Total other receivables, net	$ 3,702,861	$ 4,182,706